Exhibit 99.1

NEWS RELEASE

MEXICO DELIVERING POSTIVE RESULTS

MAGISTRAL MINE EXPLORATION — 0.541 OPT GOLD OVER 40 FT.

WITHIN 0.144 OPT GOLD OVER 165 FT.

Denver, Colorado (February 21, 2008) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG - Frankfurt: US8) is pleased to announce results from several projects within Sinaloa State, Mexico. Drilling at the Magistral Mine has intersected significant gold mineralization. The first drill result from the La Prieta vein returned 0.541 opt (ounces per ton)  gold over 40 feet (ft.) (18.53 gpt (grams per tonne) gold over 12.2 meters) within a longer interval of 0.144 opt gold over 165 ft. (4.93 gpt gold over 50.3 meters).  Exploration at the Shakira Project continues to deliver encouraging drill results; 0.036 opt gold, 1.74 opt silver over 147.6 ft. (1.24 gpt gold, 59.6 gpt silver over 45.0 meters), including 0.454 opt gold, 20.99 opt silver over 9.8 ft. (15.55 gpt gold, 719 gpt silver over 3 meters).

MAGISTRAL MINE

The Magistral Mine produced 70,000 ounces of gold from 2002-2005 when it stopped due to its previous owners lack of working capital. The gold price at that time was US$425 per ounce. In addition to our exploration efforts, work is underway to assess the cost and time to resume production. US Gold’s initial exploration program consists of approximately 32,500 ft. (9,900 meters) of drilling and is focused on discovering additional high-grade gold. To date, assay results have been received for approximately 5% of the planned program.

The first reverse circulation hole drilled at the La Prieta zone has intersected significantly higher gold mineralization than was previously believed to exist inside of this mineralized envelope. The hole was drilled vertically and encountered the gold mineralization at a depth of 380 ft. (116 meters) (See figure 1.).

Drill Hole	Gold		Intercept Length
	(opt)	(gpt)	(ft.)	(m)

MPX-001	0.144	4.93	165.0	50.3
Including	0.541	18.53	40.0	12.2
Including	0.765	26.19	20.0	6.1

(opt = ounces per ton, gpt = grams per tonne)

Drilling is currently ongoing to the north and south of the La Prieta zone. The purpose is to test for additional high-grade mineralization over a horizontal distance of approximately 1,300 ft. (400 meters) where surface sampling and mapping has outlined the mineralized structure.

MEXICO REGIONAL EXPLORATION

Early exploration results outside of the mine area have delivered encouraging results over a small part of company’s extensive land position of 622 sq. miles (1,612 sq. km). Results highlighted below are from two separate projects known as Shakira and Revancha.

SHAKIRA PROJECT

Shakira is located approximately 12 miles (20 km) northwest of the Magistral Mine (See figure 2). Exploration has successfully extended the zone at least 200 ft. (61 meters) north of the discovery hole announced in January. The mineralization that has been discovered to date begins at surface and contains a significantly higher silver component than found at the Magistral Mine. Results from our most recent percussion drilling, including the discovery hole are highlighted below:

Drill Hole	Gold		Silver		Intercept Length
	(opt)	(gpt)	(opt)	(gpt)	(ft.)	(m)

S-91	0.036	1.24	1.740	59.6	147.6	45.0
Including	0.049	1.69	2.37	81.0	108.3	33.0
Including	0.454	15.55	20.99	719.0	9.8	3.0

Discovery Hole Jan.22.08	0.033	1.14	1.787	61.2	118.1	36.0
Including	0.224	7.66	14.69	503	9.8	3.0

Drill hole S-91 is important since the gold and silver mineralization in both holes was intercepted at surface, continued through the entire hole and extended to the depth limits of the percussion drill. Further drilling has tested the northern extent of the zone with US Gold’s internal assay lab indicating that the mineralization continues further to the north.  Results from this drilling will be released once final assays are received from ALS Chemex.  Future exploration will test the mineral zone to the north, south and at depth.

Trenching was conducted over the Shakira Project area. The most significant results is located approximately 1,300 ft. (400 meters) southeast of US Gold’s current drilling (See figure 2.). The best trenching result was:

Trench	Gold		Silver		Intercept Length
	(opt)	(gpt)	(opt)	(gpt)	(ft.)	(m)

Trench 3	0.055	1.90	5.73	196.1	26.2	8.0

Trench 3 is significant because it has encountered good mineralization at surface. The mineralization continues to remain open to the southwest. Recent work has extended the trench and percussion drilling has begun to test for the vertical extension of this zone. Further exploration will help determine if the zone represents a second vein or if it is connected to the mineralization discovered in the north part of the project (See figure 2.).

REVANCHA

Revancha is located approximately 9 miles (14 km) southwest of the Magistral Mine. The most recent work conducted at the project has focused on surface sampling and trenching in order to help design the next phase of drilling.  The best values were returned from bedrock samples and ranged from zero value to 0.223 opt gold (7.63 gpt gold), 0.261 opt gold (8.94 gpt gold) and 1.25 opt gold (42.80 gpt gold).

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company aggressively exploring throughout northeastern Nevada and has recently began exploration in Mexico. The Company has large land holdings and a strong treasury. US Gold’s shares trade on the American and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been prepared under the guidance of Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Magistral Mine and Mexican exploration properties. All samples were analyzed by ALS Chemex.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:
William F. Pass Vice President and Chief Financial Officer Tel: (303) 238-1438 Fax: (303 238-1724 bill@usgold.com 165 South Union Blvd., Suite 565 Lakewood, CO 80228	Ana Aguirre Investor Relations Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408 info@usgold.com 99 George Street, 3rd Floor Toronto, ON M5A 2N4

Figure 1

US Gold: La Prieta High Grade Magistral Mine

1,300 ft. Strike
(400 Meters)
La Prieta
High Grade
0.144 opt Au over 165 ft.
inc. 0.541 opt Au over 40 ft.
Grade X Thickness (Au opt X ft)
> 20
20 - 10
10 - 5
5 - 2
New Drill Results (Feb. 21/08)
N
0
300
600
Feet
0
100
200
Meters
Area Shown
Mine Site

Figure 2

US Gold: Shakira Gold & Silver Project

Drill Hole S-91
0.036 opt Au, 1.74 opt Ag over 147.6ft.
Inc. 0.454 opt Au, 20.99 opt Ag over 9.8 ft.
Discovery Hole Jan. 22/08
0.033 opt Au, 1.787 opt Ag over 118.1 ft.
Inc. 0.224opt Au, 14.69 opt Ag over 9.8 ft.
Trench 3
0.055 opt Au, 5.73 opt Ag over 26.2 ft.
Legend
New Drill Results (Feb. 21/08)
Previous Drill Results (Jan. 22/08)
Historic Mining
Trench
Mineralization
Target Areas
0
150
300
Feet
0
50
100
Meters
N
Shakira
Magistral
Mine
Revancha
0
5
10
Miles
0
8
16
KM